Exhibit 10.1

                             SUBSCRIPTION AGREEMENT

Webfolio Inc.
1129 8 Street S.E.
Calgary, AB T2G 2Z6
Canada

Concurrent with the execution of this Agreement, the undersigned (the "Purchaser") is purchasing _______________________________________________
(___________) shares of Common Stock of Webfolio Inc. (the "Company") at a price of $0.01 per Share (the "Subscription Price").

Purchaser hereby confirms the subscription for and purchase of said number of shares and hereby agrees to pay herewith the Subscription price for such Shares.

Purchaser further confirms that Robin Thompson, President of Webfolio Inc. solicited him/her/it to purchase the shares of Common Stock of the company and no other person participated in such solicitation other than Mr. Thompson.

PLEASE MAKE CHECK, BANK DRAFT, MONEY ORDER OR CASHIER'S CHECK PAYABLE TO:
WEBFOLIO INC.

Executed this ______ day of ___________________________, 2012.

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(Print Name of Purchaser)

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(Address of Purchaser)

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(City, Province or State, Postal Code)


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(Signature of Purchaser)

PLEASE ENSURE FUNDS ARE IN US DOLLARS

_____________________   x         $.01 PER SHARE = US$_____________________
(No of Shares Purchased)                              (Total Subscription Price)

Accepted by:

WEBFOLIO INC.


By:________________________________________            ____________________
   (Robin Thompson, President)                         Date